UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                              ---------------

                                 FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                ACT OF 1934

  Date of Report (Date of earliest event reported): September 23, 2011




                             -----------------

                           BORDER MANAGEMENT, INC.

             (Exact name of small business issuer as specified
                              in its charter)

Commission File Number 333-139129



               Nevada                             20-5088293
(State or other jurisdiction of               (I.R.S. Employer
incorporation or organization)                 Identification No.)

968 - 240 th Street                             V2Z 2Y3
Langley, British Columbia, Canada

(Address of principal                          (Zip Code)
executive offices)

                             ------------------

Issuer's telephone number, including area code: (604) 539-9680


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))


Item 4.01 Changes in Registrant's Certifying Accountant

On September 23, 2011, the Company was notified that its principal independent accountant, UHY LDMB Advisors Inc. ("UHY"), had resigned its engagement with the Company effective September 23, 2011. The decision of UHY to resign was entirely due to its name change from UHY to Leed Advisors Inc. and was accepted by the Board of Directors of the Company (the "Board") on September 23, 2011. On the same day, the Board approved the engagement of Leed Advisors Inc. ("Leed") as its new principal independent accountant.

During the Company's fiscal year ended December 31, 2010, and through September 23, 2011, neither the Company nor anyone on the Company's behalf consulted with Leed regarding any of the following:

The report of UHY regarding the Company's financial statements for the fiscal year ended December 31, 2010 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about the Company's ability to continue as a going concern.

(i)either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to us that Leed concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or

(ii)any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

The report of UHY regarding the Company's financial statements for the fiscal year ended December 31, 2010 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about the Company's ability to continue as a going concern.

During the fiscal year ended December 31, 2010 and through September 23, 2011, the Company had no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with UHY on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of UHY, would have caused it to make reference thereto in connection with its report.

During the fiscal year ended December 31, 2010 and through September 23, 2011, the Company did not experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company requested that UHY furnish it with a letter addressed to the SEC stating whether or not UHY agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated October 12, 2011, is filed as Exhibit 16.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits
Exhibit
Number     Description of Exhibit

16.1 Letter from UHY LDMB Advisors Inc. to the Securities and Exchange Commission dated October 12, 2011


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



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SIGNATURE                TITLE                  DATE


Border Management Inc.


/s/ Evan Williams     Chief Executive Officer,   October 12, 2011
-----------------     President, Director
Evan Williams

/s/ Solomon Nordine   Chief Financial Officer,   October 12, 2011
-------------------   Treasurer, Director
Solomon Nordine



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